                                                                      EXHIBIT 24



                                 POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Timothy J. Schmitt and Graham
M. Clark, Jr., and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, in his name and on his behalf, to do any and all acts and things and to execute any and all instruments which they and each of them may deem necessary or advisable to enable Newmont Gold Company (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of up to, and including, $300 million of pass-through certificates to be issued in connection with the financing of the Company's refractory ore treatment plant, including power and authority to sign his name in any and all capacities (including his capacity as a Director and/or Officer of the Company) to a Registration Statement on Form S-3 or such other form as may be appropriate, and to any and all amendments, including post-effective amendments, to such Registration Statement, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 13th day of July, 1994.


Signature                         Title
- ---------                         -----


   /s/ Rudolph I.J. Agnew         Director
   ------------------------
   Rudolph I.J. Agnew


   /s/ J.P. Bolduc                Director
   ------------------------
   J.P. Bolduc


   /s/ Ronald C. Cambre           Vice Chairman, President
   ------------------------       and Chief Executive Officer
   Ronald C. Cambre               and Director (Principal
                                  Executive Officer)

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   /s/ Joseph P. Flannery         Director
   ------------------------
   Joseph P. Flannery

   /s/ Thomas A. Holmes           Director
   ------------------------
   Thomas A. Holmes


   /s/ Gordon R. Parker           Chairman and Director
   ------------------------
   Gordon R. Parker


   /s/ Robin A. Plumbridge        Director
   ------------------------
   Robin A. Plumbridge


   /s/ Robert H. Quenon           Director
   ------------------------
   Robert H. Quenon


   /s/ James V. Taranik           Director
   ------------------------
   James V. Taranik


   /s/ William I.M. Turner, Jr.   Director
   ------------------------
   William I.M. Turner, Jr.


   /s/ Wayne W. Murdy             Senior Vice President
   ------------------------       and Chief Financial Officer
   Wayne W. Murdy                 (Principal Financial Officer)



   /s/ Gary E. Farmar             Vice President and Controller
   ------------------------
   Gary E. Farmar                 (Principal Accounting Officer)





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